                          REGISTRATION RIGHTS AGREEMENT

         This Agreement is made as of June 5, 2006, by and among Bekem Metals,
Inc., a Utah corporation (the "Company"), and Aton Securities, Inc. ("Managing
Placement Agent" or "MPA") for the benefit of those persons who shall become
Holders and execute and deliver to the Company the Notice of Election to
Register and Questionnaire attached hereto as Exhibit A.

                                    PREAMBLE

         The Company and the Managing Placement Agent desire to extend registration rights to the prospective Holders of the Company's common stock purchased in a private placement made by the Managing Placement Agent to its clients (the "Private Placement").

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the Company and the Managing Placement Agent agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

         (a)  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities
              Act.

         (b)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and
              regulations thereunder, all as the same shall be in effect at the time.

         (c)  "Holder" shall mean a holder of restricted common shares of Bekem
              Metals, Inc. purchased in the Private Placement or anyone to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

         (d)  "Initiating Holders" shall mean any Holder or Holders of at least fifty-one percent (51%) of the Registrable Securities then outstanding.

         (e)  "Partnership" and "Partner" shall include, as the context may require, a limited liability company and the member of members thereof.

         (f)  "Private Placement" shall mean the Private Placement sale of a minimum of 4,000,000 and a maximum of up to 8,000,000 units, each unit shall be comprised of three common shares of restricted common stock of the Company and one redeemable warrant for one common share exercisable at any time within two years of purchase at a price of $2.00 per share issued pursuant to the Private
              Offering Memorandum, dated June 16, 2006, together with any shares issued in the Private Placement pursuant to the over-allotment option and/or pursuant to the warrants issued to the Managing
              Placement Agent.

         (g)  "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the
              declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

         (h)  "Registrable Securities" shall mean the following to the extent the same have not been sold to the public (i) any and all shares of restricted common stock of the Company issued or issuable pursuant to the Private Placement. Notwithstanding the foregoing,
              Registrable Securities shall not include otherwise Registrable
              Securities (i) sold by a person in a transaction in which his rights under this Agreement are not properly assigned; or (ii) (A)
              sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1)
              thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or (B) the registration rights associated with such securities have been terminated pursuant to Section 12 of this
              Agreement.

         (i)  "Rule 144" shall mean Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144A.

         (j)  "Rule 144A" shall mean Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144.

         (k)  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and
              regulations thereunder, all as the same shall be in effect at the time.

2. Restrictions on Transferability. The Registrable Securities shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder will cause any proposed purchaser, assignee, transferee, or pledgee of the Registrable Securities held by a Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

3. Notice of Proposed Transfer. The Holder of each certificate representing
Registrable Securities agrees to comply in all respects with the provisions of this Section 3. Each such Holder agrees not to make any disposition of all or any portion of any Registrable Securities unless and until:

         (a)  There is in effect a registration statement under the Securities
              Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or;
         (b)
                  (i)      Such Holder shall have notified the Company of the
                           proposed disposition and shall have furnished the
                           Company with a detailed statement of the
                           circumstances surrounding the proposed disposition,
                           and
                  (ii)     If reasonably requested by the Company, such Holder
                           shall furnish the Company with an opinion of counsel,
                           reasonably satisfactory to the Company that such
                           disposition shall not require registration of such
                           shares under the Securities Act. It is agreed,
                           however, that no such opinion will be required for
                           Rule 144 or Rule 144A transactions, except in unusual
                           circumstances.
         (c)  Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is a partnership, to a partner of such partnership or a retired partner of such
              partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will, or intestate succession of any partner to his spouse or siblings, lineal descendants or ancestors of such partner or spouse, provided that such transferee agrees in writing to be subject to all of the terms hereof to the same extent as if he were an original Holder hereunder.

4. Requested Registration.

         (a)  If the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to all or at least 51% of the outstanding Registrable Securities, the
              Company shall:

                  (i)      promptly give written notice of the proposed
                           registration to all other Holders; and

                  (ii)     as soon as practicable use its best efforts to
                           register (including, without limitation, the
                           execution of an undertaking to file post-effective
                           amendments and any other governmental requirements)
                           all Registrable Securities that the Holders request
                           to be registered within thirty (30) days after
                           receipt of such written notice from the Company;
                           provided that the Company shall not be obligated to
                           file a registration statement pursuant to this
                           Section 4:

                           (A) prior to 120 days after the closing of the
                           Private Placement;

                           (B) in any particular state in which the Company
                           would be required to execute a general consent to
                           service of process in effecting such registration; or

                           (C) after the Company has effected one such
                           registration pursuant to this Section 4 and such
                           registration has been declared or ordered effective.

         Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within ninety (90) days after receipt of the request or requests of the
         Initiating Holders and shall use reasonable best efforts to have such registration statement promptly declared effective by the Commission whether or not all Registrable Securities requested to be registered can be included; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed within such ninety (90) days period and it is therefore essential to defer the filing of such registration statement, the Company shall have an additional period of not more than ninety (90) days after the expiration of the initial ninety-day (90-day) period within which to file such registration statement; provided, that during such time the Company may not file a registration statement for securities to be issued and sold for its own account.

         (b)  If the Initiating Holders intend to distribute the Registrable
              Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request. In such event or if any underwriting is required by subsection 4(c), the Company shall include such information in the written notice referred to in subsection 4(a)(i). In either such event, if so requested in writing by the Company, the Initiating Holders shall negotiate with an underwriter selected by the Company with regard to the underwriting of such requested registration; provided, however, that if a majority in interest of the Initiating Holders have not agreed with such underwriter as to the terms and
              conditions of such underwriting within twenty (20) days following commencement of such negotiations, a majority in interest of the
              Initiating Holders may select an underwriter of their choice. The right of any Holder to registration pursuant to Section 4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such
              underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provisions of this Section
              4, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all
              Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders; provided, however, that securities to be included in such registration statement to be offered by the
              Company, its officers and employees shall be excluded from the registration statement prior to the exclusion of any Registrable
              Securities held by the Holders. If any Holder disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the
              Initiating Holders. If, by the withdrawal of such Registrable
              Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all holders who have included Registrable Securities in the
              registration the right to include additional Registrable
              Securities in the same proportion used in determining the
              limitation as set forth above. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

5. Expenses of Registration. In addition to the fees and expenses contemplated by Section 6 hereof, all expenses incurred in connection with registration pursuant to Section 4 hereof, including without limitation all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits of the Company's financial statements incidental to or required by such registration, shall be borne by the Company, except that the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities or fees of separate legal counsel of Holders.

6. Registration Procedures. In the case of registration effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

         (a)  keep such registration pursuant to Section 4 continuously effective for a period of one hundred twenty (120) days or such reasonable period necessary to permit the Holder or Holders to complete the distribution described in registration statement relating thereto, or until the expiration of one year from the date the shares were issued, whichever first occurs;

         (b)  promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act, and to keep such registration statement effective for that period of time specified in Section
              6(a) above;

         (c)  furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

         (d)  use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the
              Registrable Securities for sale in any jurisdiction, at the earliest practicable date;

         (e)  subject to Section 4(a)(ii)(B), register or qualify such
              Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as a Holder or underwriter shall reasonably request in writing to the Company, and keep such registration or qualification effective during the period set forth in Section 6(a) above;

         (f)  enter into such customer agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably, request in order to expedite or facilitate the disposition of such Registrable
              Securities);

         (g)  make available for inspection by any seller of Registrable
              Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or
              underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

         (h)  if the offering is underwritten, at the request of any Holder of
              Registrable Securities to furnish on the date that Registrable
              Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated as of such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such Holder, stating that such registration statement has become effective under the
              Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B), the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (C) to such other effects as reasonably may be requested by counsel for the
              underwriters or by such Holder or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

         (i)  notify each Holder, at any time a prospectus covered by such registration statement is required to be delivered under the
              Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

7. Indemnification.

         (a)  In the event of a registration of any of the Registrable
              Securities under the Securities Act pursuant to Section 4, the
              Company will indemnify and hold harmless each Holder of such
              Registrable Securities thereunder, each underwriter of such
              Registrable Securities thereunder and each other person, if any, who controls such Holder or underwriter within the meaning of the
              Securities Act, against any losses, claims, damages or
              liabilities, joint or several, to which such Holder, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or
              liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration under the Securities
              Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violating by the Company of any rule or regulation promulgated under the
              Securities Act or any state securities law applicable to the
              Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for the reasonable legal and any other reasonable expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

         (b)  Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the
              Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company and each
              underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other documents, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the
              Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or allege omission) is made in such registration statement, prospectus, offering, circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, the total amount for which any Holder, its officers, directors and partners, and any person controlling such Holder, shall be liable under this Section 7(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities sold by such Holder in such registration.

         (c)  Each party entitled to indemnification under this Section 7 (the
              "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying
              Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying
              Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the
              defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

         (d)  Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among the selling Holders, if any, the Company and the underwriters in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Securities included in the public offering;
              provided, however, that if, as a result of this Section 7(d), any
              Holder, its officers, directors, and partners and any person controlling such Holder is held liable for an amount which exceeds the aggregate proceeds received by such Holder from the sale of
              Registrable Securities included in a registration, as provided in
              Section 7(b) above, pursuant to such underwriting agreement (the
              "Excess Liability"), the Company shall reimburse any such Holder for such Excess Liability.

         (e)  If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an
              indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the
              indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this
              Section 7(e) shall be limited to an amount equal to the proceeds to such Holder of the Restricted Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the
              Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Restricted Securities).

         (f)  Survival of Indemnity. The indemnification provided by this
              Section 7 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

8. Lock Up Agreement. In consideration for the Company agreeing to is obligations under this Agreement, each Holder agrees in connection with any registration of the Company's securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company and the underwriters may specify, so long as all Holders or stockholders holding more than one percent (1%) of the outstanding common stock and all officers and directors of the Company are bound by a comparable obligation provided, however, that nothing herein shall prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound.

9. Information by Holder. The Holder or Holders of Registrable Securities
included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holders or Holders as the Company may request in writing and as shall be required in connection with any registration referred to herein.

10. Rule 144 and 144A Reporting. With a view to making available to Holders of
Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

         (a)  make and keep public information available, as those terms are understood and defined in Rule 144 and Rule 144A;

         (b)  use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

11. Subsequent Registration Rights. From and after the date this registration right is granted, the Company may, in its discretion, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 4 hereof.

12. Termination of Rights.

         (a)  The rights of any particular Holder to cause the Company to register securities under Section 4 shall terminate with respect to such Holder at such time as such Holder is able to dispose of all of his Registrable Securities in one three-month period pursuant to the provisions of Rule 144.

         (b)  Notwithstanding the provisions of paragraph (a) of this Section
              12, all rights of any particular Holder under this Agreement, other than rights under Section 7, shall terminate at 5:00 P.M.
              Eastern time on the date one (1) year after the closing date of the Private Offering.

13. Representations and Warranties of the Company.

         The Company represents and warrants to the Holder as follows:

         (a)  The execution, delivery and performance of this Agreement by the
              Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Organization or Bylaws of the Company or any agreement or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

         (b)  This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the
              Company, enforceable in accordance with its terms, subject to (i)
              applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general
              application affecting enforcement of creditors' rights generally and (ii) the availability of equitable remedies as such remedies may be limited by equitable principles of general applicability
              (regardless of whether enforcement is sought in a proceeding in equity or at law).
                                       10

14. Miscellaneous.

         (a)  Amendments. This Agreement may be amended only by a writing signed by the Holders of at least fifty-one percent (51%) of the
              Registrable Securities, as constituted from time to time. The
              Holders hereby consent to future amendments to this Agreement that permit future investors, other than employees, officers or directors of the Company, to be made parties hereto and to become
              Holders of Registrable Securities; provided, however, that no such future amendment may materially impair the rights of the Holders hereunder without obtaining the requisite consent of the Holders, as set forth above. For purposes of this Section, Registrable
              Securities held by the Company or beneficially owned by any officer or employee of the Company shall be disregarded and deemed not to be outstanding.

         (b)  Counterparts. This Agreement may be executed in any number of counter parts, all of which shall constitute a single instrument.

         (c)  Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and may be sent initially by facsimile transmission and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, at such Holder's address set forth on the books of the Company, or at such other address as such Holder shall be furnished to the Company in writing, or (b) if to any other holder of any Registrable
              Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnished an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the
              Company, or (c) if to the Company, one copy should be sent to the
              Company's current address, or at such other address as the Company shall have furnished to the Holders. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by first class, postage prepaid mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         (d)  Nonpublic Information. Any other provisions of this agreement to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 45 days (and for periods not exceeding, in the
              aggregate, 90 days during the term of this Agreement) if there exists at the time material non-public information relating to the
              Company which, in the reasonable opinion of the Company, should not be disclosed.

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         (e)  Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or
              unenforceable any other provision of this Agreement, and this
              Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         (f)  Dilution. If, and as often as, there is any change in the common stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation,
              reorganization or recapitalization, or by any means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Governing Law. This Agreement shall be governed by and construed under the laws of the State of Utah without regard to principles of conflict of law.

         (g)  Governing Law. This Agreement shall be governed by and construed under the laws of the State of Utah without regard to principles of conflict of law.

         Dated as of the date first above written.

         Bekem Metals, Inc.

         Marat Cherdabayev, President

         Aton Securities, Inc.

         Michael Jordan, President

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